Contingent liabilities and commitments	12 Months Ended
Dec. 31, 2019
24. Contingent liabilities and commitments
Contingent liabilities and commitments

The notes included in this section focus on the Barclays Bank Group’s accruals, provisions and contingent liabilities. Provisions are recognised for present obligations arising as consequences of past events where it is probable that a transfer of economic benefit will be necessary to settle the obligation, and it can be reliably estimated. Contingent liabilities reflect potential liabilities that are not recognised on the balance sheet.

24 Contingent liabilities and commitments

Accounting for contingent liabilities Contingent liabilities are possible obligations whose existence will be confirmed only by uncertain future events, and present obligations where the transfer of economic resources is uncertain or cannot be reliably measured. Contingent liabilities are not recognised on the balance sheet but are disclosed unless the likelihood of an outflow of economic resources is remote.

The following table summarises the nominal principal amount of contingent liabilities and commitments which are not recorded on-balance sheet:

	Barclays Bank Group
	2019	2018
	£m	£m
Guarantees and letters of credit pledged as collateral security	17,006	15,046
Performance guarantees, acceptances and endorsements	6,771	4,348
Total contingent liabilities	23,777	19,394
Of which: Financial guarantees carried at fair value	43	4

Documentary credits and other short-term trade related transactions	1,291	1,741
Standby facilities, credit lines and other commitments	268,736	256,027
Total commitments	270,027	257,768
Of which: Loan commitments carried at fair value	17,660	11,703

Provisions held against contingent liabilities and commitments equal £252m (2018: £217m) for Barclays Bank Group.

Further details on contingent liabilities relating to legal and competition and regulatory matters can be found in Note 25.